Exhibit 10.1

SUPPLEMENT NO. 2 (this “Supplement”) dated as of September 15, 2016, to the Amendment No. 3 and Waiver (as defined below).

WHEREAS, CLAIRE’S INC., a Delaware corporation (“Holdings”), CLAIRE’S STORES, INC., a Florida corporation (the “Borrower”), the SUBSIDIARY LOAN PARTIES hereto, the LENDERS party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as administrative agent (the “Administrative Agent”) are parties to that certain Amendment No. 3 and Waiver (as supplemented by Supplement No. 1, dated as of September 9, 2016, the “Amendment No. 3 and Waiver”) dated as of August 12, 2016, under the Amended and Restated Credit Agreement, dated as of September 20, 2012, among Holdings, the Borrower, the Administrative Agent, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, as in effect on the date hereof (as amended on September 10, 2015 and April 30, 2014, the “Original Credit Agreement”);

WHEREAS, the Amendment No. 3 and Waiver contemplates the issuance of that certain ABL Credit Agreement, dated as of August 12, 2016 (the “ABL Credit Agreement”);

WHEREAS, Section 9.08 of the Original Credit Agreement provides that Holdings, the Borrower and the Required Lenders may enter into this Supplement; and

WHEREAS, Holdings, the Borrower and the Required Lenders desire to supplement the Amendment No. 3 and Waiver on the terms set forth herein.

NOW, THEREFORE, the Amendment No. 3 and Waiver is supplemented as follows:

SECTION 1. Supplement to the Amendment No. 3 and Waiver.

(a)	The Amendment No. 3 and Waiver is hereby supplemented to insert the changed page annexed hereto (i) as Annex 1 into the definitions section of the Second Amended and Restated Credit Agreement and (ii) as Annex 2 into the definitions section of the ABL Credit Agreement, in each case attached to the Amendment No. 3 and Waiver and thereby amend the definition of Permitted Refinancing Indebtedness in each such agreement in its entirety. To the extent not all Lenders sign this Supplement but Required Lenders sign, this Supplement shall be deemed to be a further amendment to the Second Amended and Restated Credit Agreement and the ABL Credit Agreement, respectively, effective concurrently with the Second Amended and Restated Credit Agreement Effective Date and the ABL Closing Date, as applicable.

(b)	The Amendment No. 3 and Waiver is hereby supplemented by striking each instance of the date September 15, 2016 in Section 3 and Section 6, and replacing such date with September 23, 2016.

SECTION 2. Release of Intellectual Property Asset Liens. Certain intellectual property assets owned by CBI Distributing Corp. as of the Closing Date shall be transferred to CLSIP Holdings LLC pursuant to an intellectual property transfer agreement in connection with the

Exchange Transactions; provided, that the liens in favor of the Administrative Agent on such assets shall only be released concurrently with the consummation of the Exchange Transactions if the Exchange Transactions are consummated. The Administrative Agent and the Lenders acknowledge and agree that such assets are not included in the Schedules or Exhibits to the Agreement, the ABL Credit Agreement or the Loan Documents (as defined in the Agreement and ABL Credit Agreement). The failure to list such assets on the Schedules or Exhibits shall not constitute a breach or default of any representations, warranties or covenants of the Agreement, the ABL Credit Agreement or the Loan Documents (as defined in the Agreement and ABL Credit Agreement), nor shall such failure constitute a Default or Event of Default under such agreements. The Administrative Agent shall release the liens on such assets concurrently with the consummation of the Exchange Transactions and the Lenders hereby authorize the Administrative Agent to release such liens and execute and deliver any documentation the Administrative Agent deems reasonably necessary to effect the release of such liens. The Borrower hereby agrees that if the exchange offer contemplated under the Exchange Transactions is terminated, the Borrower shall as promptly as is practicable supplement the Schedules and Exhibits to the Agreement, the ABL Credit Agreement and all loan documentation entered into in connection therewith to include all assets of CBI Distributing Corp.

SECTION 3. Conditions to Supplement. The Supplement shall become effective on the date (the “Supplement Effective Date”) when the Administrative Agent (or its counsel) shall have received from the Administrative Agent, Holdings, the Borrower and Lenders constituting the Required Lenders either (i) a counterpart of this Supplement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Supplement.

SECTION 4. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect in accordance with the Original Credit Agreement, except as modified hereby.

SECTION 5. Applicable Law; Waiver of Jury Trial. This Supplement shall constitute a “Loan Document” for purposes of the Original Credit Agreement. The provisions of Section 9.07, 9.11, 9.13 and 9.15 of the Original Credit Agreement are incorporated herein mutatis mutandis.

SECTION 6. Survival. Notwithstanding anything to the contrary herein or in any other agreement between the parties hereto, the provisions of Amendment No. 3 and Waiver and the related supplements shall survive the consummation of the transactions contemplated thereby as the context may require, including without limitation Section 6 of Amendment No. 3 and Waiver and Section 2 of this Supplement.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first written above.

CLAIRE’S INC.

CLAIRE’S STORES, INC.

BMS DISTRIBUTING CORP.

CBI DISTRIBUTING CORP.

CLAIRE’S BOUTIQUES, INC.

CLAIRE’S CANADA CORP.

CLAIRE’S PUERTO RICO CORP.

By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President & Associate General Counsel

CSI CANADA LLC

By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Secretary

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and a Lender

By:	/s/ Bryan J. Matthews
Name:	Bryan J. Matthews
Title:	Authorized Signatory

By:	/s/ Jeremy Roberts Stern
Name:	Jeremy Roberts Stern
Title:	Authorized Signatory

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Neil R. Boylan
Name:	Neil R. Boylan
Title:	Managing Director

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ A. Christopher DeCoriis, CFA
Name:	A. Christopher DeCoriis, CFA
Title:	Attorney-in-Fact

[Claire’s Supplement No. 2 to Amendment No. 3 and Waiver Signature Page]

Annex 1

(Changed Page to Definition of Permitted Refinancing Indebtedness in the Second Amended and Restated Credit Agreement)

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (b) except with respect to Section 6.01(i), the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to the shorter of (i) the weighted average life to maturity of the Indebtedness being Refinanced and (ii) the weighted average life to maturity that would result if all payments of principal on the Indebtedness being Refinanced that were due on or after the date that is one year following the Revolving Facility Maturity Date were instead due on the date that is one year following the Revolving Facility Maturity Date, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced and (d) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced, except that the Indebtedness under the Existing European Revolving Credit Agreement may be refinanced by Claire’s (Gibraltar) Intermediate Holdings Limited instead of Claire’s (Gibraltar) Holdings Limited in connection with the refinancing of such Indebtedness; provided further, that with respect to a Refinancing of (x) the Senior Subordinated Notes or other Indebtedness permitted hereunder that is subordinated, such Permitted Refinancing Indebtedness shall (i) be subordinated to the guarantee by the Loan Parties of the Facilities, and (ii) be otherwise on terms not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced.

Annex 2

(Changed Page to Definition of Permitted Refinancing Indebtedness in the ABL Credit Agreement)

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (b) except with respect to Section 6.01(i), the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to the shorter of (i) the weighted average life to maturity of the Indebtedness being Refinanced and (ii) the weighted average life to maturity that would result if all payments of principal on the Indebtedness being Refinanced that were due on or after the date that is one year following the ABL Facility Maturity Date were instead due on the date that is one year following the ABL Facility Maturity Date, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced and (d) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced, except that the Indebtedness under the Existing European Revolving Credit Agreement may be refinanced by Claire’s (Gibraltar) Intermediate Holdings Limited instead of Claire’s (Gibraltar) Holdings Limited in connection with the refinancing of such Indebtedness; provided further, that with respect to a Refinancing of (x) the Senior Subordinated Notes or other Indebtedness permitted hereunder that is subordinated, such Permitted Refinancing Indebtedness shall (i) be subordinated to the guarantee by the Loan Parties of the Facilities, and (ii) be otherwise on terms not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced.